INDEMNIFICATION AGREEMENT

     AGREEMENT, dated as of June __, 1996, by and among Prime Cellular, Inc., a Delaware corporation ("Prime"); Prime Cellular Acquisition Corp., a Delaware corporation ("Prime Acquisition Subsidiary"); Bern Associates, Inc., a New Jersey corporation ("Bern"); and the persons listed on Schedule 1 hereto (the "Bern Owners").

                                    RECITALS:

     WHEREAS, the Bern Owners own all of the outstanding shares of common stock of Bern;

     WHEREAS, Prime, Prime Acquisition Subsidiary, Bern and the Bern Owners entered into a Merger Agreement, dated as of May 14, 1996 (the "Merger Agreement"), pursuant to which, among other things, Bern will be merged with and into Prime Acquisition Subsidiary (all capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement);

     WHEREAS, pursuant to the Merger Agreement and upon the consummation of the transactions contemplated thereby, the Bern Owners shall receive shares of common stock, par value of $.01 per share, of Prime (the "Prime Stock");

     WHEREAS, pursuant to the Merger Agreement, Bern and the Bern Owners, on the one hand, and Prime on the other hand, have agreed to indemnify each other as more particularly provided herein; and

     WHEREAS, it is a condition to the consummation of the transactions contemplated by the Merger Agreement that Prime and each of Bern and the Bern Owners enter into this Indemnification Agreement.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements of the parties set forth herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1. Indemnification by the Bern Owners. Subject to the provisions of
Section 3 hereof, each of the Bern Owners indemnifies and agrees to defend and hold harmless each of Prime and the Prime Acquisition Subsidiary (collectively, the "Prime Entities") from and against any losses, damages, expenses, liabilities, claims, settlements, assessments, judgments, expenses or costs (including without limitation reasonable attorneys' fees) incurred or suffered by any Prime Entity (net of any insurance proceeds actually received by the Prime Entities) as a result of any claim, or the defense, settlement or investigation thereof (the "Loss"), which Loss arises out of, is caused by, based upon or results from any breach by Bern or any of the Bern Owners of their respective representations and warranties, obligations or covenants contained in the Merger Agreement or any document or certificate referred to in and delivered or to be delivered by Bern or any of the Bern Owners pursuant to the Merger Agreement. This indemnification provision shall also apply to direct claims by the Prime Entities against Bern or the Bern Owners.

     Section 2. Indemnification by Prime. Subject to the provisions of Section 3 hereof, Prime indemnifies and agrees to defend and hold harmless the Bern Owners from and against any Loss arising out of, caused by, based upon or resulting from any breach by Prime of its representations and warranties, obligations or covenants contained in the Merger Agreement or any document or certificate referred to in and delivered or to be delivered by Prime pursuant to the Merger Agreement. This indemnification shall also apply to direct claims by Bern or the Bern Owners against the Prime Entities.

     Section 3. Limitations. (a) Neither the Prime Entities nor any of the Bern Owners shall be entitled to make any claim for indemnification pursuant to this Indemnification Agreement after the expiration of the applicable Survival Period (as defined herein). For purposes hereof, the Survival Period shall be that period of time during which the representations and warranties contained in the Merger Agreement shall survive the Closing and remain in full force and effect, which period shall commence at the Closing and continue until the later to occur of (i) the date of filing with the Securities Exchange Commission of Prime's Annual Report on Form 10-K with respect to the year ending May 31, 1997 but in no event later than September 13, 1997 or (ii) with respect to the representations and warranties of each of Bern or the Bern Owners and Prime concerning Taxes and Environmental laws until the expiration of the applicable statutes of limitations. To the extent any claim is timely made hereunder, the representations and warranties shall survive until such claim is finally determined or settled. Notwithstanding anything to the contrary contained herein, the representations and warranties of Bern contained in Sections 2.4, 2.10, 2.13 and 2.14 of the Merger Agreement and the representations and warranties of Prime contained in Sections 3.3 and 3.5 of the Merger Agreement shall remain in full force and effect indefinitely.

          (b) Except as otherwise provided in Section 3(d) hereof, neither the Prime Entities nor any of the Bern Owners shall be entitled to indemnification hereunder unless the aggregate amount of their respective Loss exceeds $50,000 (the "Threshold Amount") and once the Threshold Amount is met, then the indemnity shall only apply to amounts over such Threshold Amount.

          (c) Notwithstanding anything to the contrary contained herein, the maximum liability of any Bern Owner for any Loss incurred by Prime Entities shall in no event exceed the value of the shares of Prime Stock, as determined pursuant to Section 7(b) hereof, received by such Bern Owner as consideration for the Merger, except that none of the limitations set forth in this Section 3(c) shall apply to any obligation of any Bern Owner to indemnify Loss caused by his fraudulent misrepresentation.

     Section 4. Notice and Defense of Claims. (a) Each party entitled to indemnification under this Indemnification Agreement (each being an "Indemnified Party") shall give notice to each party required to provide indemnification (each being an "Indemnifying Party") promptly after such Indemnified Party has knowledge of any claim for Loss as to which indemnity may be sought, and, in the event of any claim or demand asserted against an Indemnified Party by a third party, shall permit the Indemnifying Party or Parties to assume the defense of any such claim (and litigation resulting therefrom) as provided in Section 4(b) hereof. Notwithstanding anything to the contrary contained herein, any failure by an Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party or Parties of their respective obligations under this Indemnification Agreement unless such failure materially and adversely affects the Indemnifying Party's ability to defend such action.

     (b) The Indemnifying Party or Parties shall have ten (10) business days after said notice is given to elect, by written notice given to the Indemnified Party or Parties, to undertake, conduct and control, through counsel of their own choosing (subject to the consent of the Indemnified Party or Parties, which consent is not to be unreasonably withheld or delayed) and at their sole risk and expense, the good faith settlement or defense of such claim, and the Indemnified Party or Parties shall cooperate with the Indemnifying Party or Parties in connection therewith; provided, in the event that the Indemnifying Party elects to undertake, conduct and control such settlement or defense: (i) all settlements require the prior reasonable consultation with the Indemnified Party and the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed, and (ii) the Indemnified Party or Parties shall be entitled to participate in such settlement or defense through counsel chosen by the Indemnified Party or Parties, provided that the fees and expenses of such counsel shall be borne by the Indemnified Party or Parties and shall not constitute a Loss subject to being indemnified hereunder. So long as the Indemnifying Party or

Parties are contesting any such claim in good faith, the Indemnified Party or Parties shall not pay or settle any such claim; provided, however, that notwithstanding the foregoing, the Indemnified Party or Parties shall have the right to pay or settle any such claim at any time, provided that in such event they shall waive any right of indemnification therefor by the Indemnifying Party or Parties. If the Indemnifying Party or Parties do not make a timely election to undertake the good faith defense or settlement of the claim as aforesaid, or if the Indemnifying Party or Parties fail to proceed with the good faith defense or settlement of the matter after making such election, then, in either such event, the Indemnified Party or Parties shall have the right to contest, settle or compromise (provided that all settlements or compromises require the prior reasonable consultation with the Indemnifying Party and the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld) the claim at their exclusive discretion, at the risk and expense of the Indemnifying Party of Parties.

     (c) The Indemnified Party or Parties shall furnish such information regarding themselves or the claim in question as the Indemnifying Parties may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

     Section 5. Reimbursement and Subrogation. (a) Payment of Indemnification for a Loss shall be due upon a determination of the dollar amount of any Loss for which indemnification is sought hereunder, whether by payment by an Indemnified Party of such Loss claimed or by entry of a final judgment, order or decree (after exhaustion or expiration of appeal rights) by a court of competent jurisdiction. Unless an Indemnifying Party disputes his liability for such Loss or any portion thereof, he shall forthwith, upon receipt of notice from the Indemnified Party or Parties, pay to such Indemnified Party or Parties as provided in subparagraph (b) hereof, his pro rata share of the amount of such Loss.

     (b) The Indemnifying Party or Parties may discharge any indemnity obligation hereunder either by paying cash or by transferring shares of Prime Stock. If the Indemnifying Party or Parties elect to discharge their indemnity obligation, in whole or in part, by transferring shares of Prime Stock, said shares shall be valued pursuant to the following formula: 80% of the average closing price of the Prime Stock, as reported by the principal securities exchange on which the Prime Stock is listed or admitted to trading, or, if the Prime Stock is not listed or admitted to trading, on any securities exchange or if any such exchange on which the Prime Stock is listed is not its principal trading market, the average closing bid price as furnished by the National

Association of Securities Dealers, Inc. through NASDAQ, the OTC Bulletin Board or similar organization (regardless of method utilized, the "Average Closing Price"), as determined for (i) the five (5) consecutive trading days ending on and including the trading day immediately preceding the date the Loss is determined, as provided in subsection (a) of this Section 5, or (ii) the five
(5) consecutive trading days ending on and including the trading day immediately preceding the Effective Time, whichever yields the greater value.

     (c) The Indemnified Party may, at its option, take legal action against any Indemnifying Party who fails to pay his pro rata share when due as provided in subsection (a) of this Section 5 for reimbursement of its Loss together with (i) any costs (including reasonable attorney's fees) to bring such legal action and
(ii) interest on the foregoing items (but only to the extent pre- judgment interest is not already included within such items) at the rate of ten percent (10%) per annum from the date the Loss is due, as hereinabove provided, until such Loss shall be paid by the Indemnifying Party or Parties.

     (d) To the extent that any Loss is paid hereunder by an Indemnifying Party, he shall thereby become subrogated to any rights of recovery (including rights to insurance or indemnification from persons other than the Indemnifying Parties) which the Indemnified Parties may have with respect to the Indemnity Claim. The Indemnified Party shall do all things reasonably requested to facilitate such subrogation and the prosecution of any claims made by the subrogated Indemnifying Party.

     Section 8. Security for Indemnity. As security for the performance by the Bern Owners of their respective obligations under the Merger Agreement, and in connection with their execution of this Indemnification Agreement, each Bern Owner simultaneously herewith deposits in escrow, in accordance with a certain Escrow Agreement in the form attached hereto as Exhibit A, that number of shares of Prime Stock received by such Bern Owner pursuant to the Merger.

     Section 9. Effect of Due Diligence. No investigation by or on behalf of the Indemnified Parties into the business, operations, prospects, assets or condition (financial or otherwise) of Bern or Prime, as the case may be, shall diminish in any way the effect of any representations or warranties made by Bern and the Bern Owners or the Prime Entities in the Merger Agreement or shall relieve the Bern Owners or Prime of any of their respective obligations under this Indemnification Agreement.

     Section 10. Successors and Assigns. This Indemnification Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Neither this Indemnification Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties hereto.

     Section 11. Entire Agreement. This Indemnification Agreement and the other documents referred to herein contain the entire agreement among the parties hereto with respect to the transactions contemplated hereby, and controls and supersedes any prior understandings, agreements or representations by or between the parties, written or oral, which conflicts with, or may have related to, the subject matter hereof or thereof in any way.

     Section 12. Notices. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telefax communication, by recognized overnight courier marked for overnight delivery, or by registered or certified mail, postage prepaid, addressed: (a) if to a Bern Owner, at its address on Schedule 1 hereto, (b) if to Bern, c/o Richard Neville at Neville, Shaver, Kelly & McLean, Three Landmark Square, Stamford, CT 06901, Attention: Chairman and (c) if to Prime or Prime Acquisition Subsidiary, at 100 First Stamford Place, 3rd Floor, Stamford, Connecticut 06902, Attention: President, with a copy in the case of either (a) or (b) to Neville Shaver Kelly & McLean, Three Landmark Square, Stamford, Connecticut 06901, Attention: Richard M. Neville and, in the case of (c), to:
Tenzer  Greenblatt  LLP,  405  Lexington  Avenue,  New  York,  New  York  10174,
Attention: Barry S. Rutcofsky, Esq.; or such other addresses as shall be furnished by like notice by such party. All such notices and communications shall, when telefaxed (immediately thereafter confirmed by telephone), be effective when telefaxed or if sent by nationally recognized overnight courier service, be effective one business day after the same has been delivered to such courier service marked for overnight delivery, or, if mailed, be effective three days after being mailed by registered or certified mail, return receipt requested, postage prepaid.

     Section 13. Applicable Law. This Indemnification Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to or application of any conflicts of laws principles. Each of the Prime Entities and each of Bern and the Bern Owners hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States District Court, Southern District of New York (the "New York Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying venue of any such litigation in the New York Courts and agrees not to plead or claim that such litigation brought in any New York Courts has been brought in an inconvenient forum.

     Section 14. Severability. Whenever possible, each provision of this Indemnification Agreement shall be interpreted in such manner so as to be effective and valid under applicable law, but if any provision of this Indemnification Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Indemnification Agreement. If any provision contained in this Indemnification Agreement is determined to be invalid, illegal or unenforceable as written, a court of competent jurisdiction shall, at any party's request, reform the terms of this Indemnification Agreement to the extent necessary to cause such otherwise invalid provisions to be enforceable under applicable law.

     Section 15. Counterparts. This Indemnification Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 16. Headings. The headings used in this Indemnification Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Indemnification Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement on the day, month and year first written above.

                                             PRIME CELLULAR, INC.

                                             By:_____________________________
                                                  Joseph K. Pagano, President
                                                  and CFO



                                             PRIME CELLULAR ACQUISITION
                                             CORP.




                                             By:_____________________________
                                             Name/Title:

                                             BERN ASSOCIATES, INC.



                                             By:
                                             Name/Title:



- -------------------------                    -------------------------
RAFAEL COLLADO                               ELLEN KIRSCHENBAUM

- -------------------------                    ------------------------
WILLIAM JOSUVA                               MICHAEL ISLEK

- -------------------------                    ------------------------
SUHAIL NANJI                                 NEIL LEVINE

- -------------------------                    ------------------------
MARK NEWMAN                                  ANDREW MITCHELL

- -------------------------                    ------------------------
BERNARD KIRSCHENBAUM                         RICHARD NEVILLE

- -------------------------                    ------------------------
JOANNE WITT                                  LOUISE NORTHCUTT

- -------------------------                    ------------------------
KATHY DIAZ                                   RAFAEL COLLADO, SR.

                                             ------------------------
                                             JOAN HADSALL

                            INDEMNIFICATION AGREEMENT

                                   SCHEDULE 1

                     Names and Addresses of the Bern Owners

Rafael Collado                                       Ellen Kirschenbaum
93 Walling Road                                      122 Beverley Road
Warwick, NY 10990                                    Upper Montclair, NJ 07043

William Josuva                                       Michael Islek
170 Northfield Avenue                                27 Chestnut Lane
West Orange, NJ 07052                                Woodbury, NY 11797

Suhail Nanji                                         Neil Levine
765 Midland Avenue                                   2352 Linwood Avenue
Yonker, NY 10704                                     Fort Lee, NJ 07024

Atlanta Fund #6 Limited Partnership                  Andrew Mitchell
601 Fairview Blvd.                                   118 Beverley Road
Incline, NV 89451                                    Upper Montclair, NJ 07043

Joanne Witt                                          Richard Neville
65 Columbia Street                                   57 Marshall Ridge Road
Wood Ridge, NJ 07075                                 New Canaan, CT 06840

Bernard Kirschenbaum                                 Louise Northcutt
12 Gregory Road                                      26 Little Brooklyn Road
Springfield, NJ 07083                                Warwick, NY 10990

Kathy Diaz                                           Rafael Collado, Sr.
31 A Tanayer Road                                    3 Demarest Road
Monroe, NY  10950                                    Teaneck, NJ  07666

                                                     Joan Hadsall
                                                     25 Crescent Drive
                                                     Fairfield, NJ 07004